UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
        Pursuant to Section 13 OR 15(d) of the Securities Act of 1934
Date of Report (Date of earliest event reported)  January 20, 2005
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                       USA Real Estate Investment Trust
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           (Exact name of registrant as specified in its charter)

       California                  0-16508                 68-0109347
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(State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)            File Number)        Identification No.)

    One Scripps Drive, Suite 201    Sacramento, California    95825-7684
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             (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code    (916) 761-4992
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets

On January 20, 2005, the Registrant completed the sale and disposition of 4350 Pell Drive in Sacramento, California, to The Dan Waldman and Regina Waldman Declaration of Trust Dated December 4,1984, and Metro Holdings LLC, a California limited liability company, tenants in common ("Buyer"). There is no material relationship, other than in respect of the transaction, between the Buyer and the Registrant or any of Registrant's affiliates, trustees, or officers, or any associate of the Registrant's trustees or officers. The nature and amount of the consideration received by the Registrant for said real property was cash in the amount of $5,887,882.

                                 Signature(s)
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                           USA Real Estate Investment Trust
Date:  January 24, 2005.              By:  Gregory E. Crissman
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                                           Gregory E. Crissman as
                                           Chairman, Chief Executive Officer
                                           and Chief Financial Officer